Exhibit 99.1

This Presentation has been prepared by the Company solely for informational purposes . The information included herein in this presentation has not been independently verified . No representations, warranties or undertakings, express or implied, are made by the Company or any of it’ s affiliates, advisers or representatives or the underwriters as to, and no reliance should be placed upon, the accuracy, fairness, completeness or correctness of the information or opinions presented or contained in this presentation . By viewing or accessing the information contained in this presentation, you acknowledge and agree that none of the Company or any of its affiliates, advisers or representatives or the underwriters accept any responsibility whatsoever (in negligence or otherwise) for any loss howsoever arising from any information presented or contained in this presentation or otherwise arising in connection with the presentation . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . None of the Company or any of its affiliates, advisers or representatives or the underwriters make any undertaking to update any such information subsequent to the date hereof . This presentation should not be construed as legal, tax, investment or other advice . This presentation contains statements that reflect the Company’s intent, beliefs or current expectations about the future . These statements can be recognized by the use of words such as “expects,” “plans,” “will,” “estimates,” “projects,” “intends,” or words of similar meaning . These forward - looking statements are not guarantees of future performance and are based on a number of assumptions about the Company’s operations and other factors, many of which are beyond the Company’s control, and accordingly, actual results may differ materially from these forward - looking statements . Caution should be taken with respect to such statements, and you should not place undue reliance on any such forward looking statements . The Company or any of its affiliates, advisers or representatives or the underwriters has no obligation and does not undertake to revise forward looking statements to reflect newly available information, future events or circumstances . This presentation does not constitute an offer to sell or an invitation to purchase or subscribe for any securities of the Company for sale in the United States or anywhere else . No part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment whatsoever . Specifically, these materials do not constitute a “prospectus” within the meaning of the U . S . Securities Act of 1933 , as amended, and the regulations enacted thereunder . This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company . In evaluating its business, the Company uses certain non - GAAP measures as supplemental measures to review and assess its operating and financial performance . These non - GAAP financial measures have limitations as analytical tools, and when assessing the Company’s operating and financial performances, investors should not consider them in isolation, or as a substitute for any consolidated statement of operations data prepared in accordance with U . S . GAAP . As participants of this presentation, you agree not to photograph, copy or otherwise reproduce this presentation in any form or pass on this presentation to any other person for any purpose . Disclaimer 2

Health In Tech is Changing Healthcare through Digital Innovation 3

• Who are we : An insurance tech platform aiming to simplify healthcare industry processes through vertical integration, automation, and process streamlining. • Marketplace : A platform for insurance companies to list stop - loss policies, enabling brokers to quickly obtain bindable quotes and sell to small businesses with ease. • Technology : Our technology enables us to medically underwrite insurance policies and produce bindable quotes within ~two minutes, allowing us to deliver an integrated and seamless sales cycle. • Customizable Solutions : Offers customization for health benefits, vendors, claims, and network services, allowing brokers to tailor plans for clients. • Mission : To change the non - transparent $ 4 . 5 trillion healthcare industry with innovation that removes friction and complexities with vertical integration, process simplification, automation, and digitalization . 1 $8.0M Total Revenue $1.2M Adjusted EBITDA 24,307 Enrolled Employees 41 States 936 Business Clients 650 + Brokers, Third - party Administrator (“TPAs”) and Additional Third - party Agencies 4 1. The total healthcare spending in the U.S. in 2022. According to The Centers for Medicare & Medicaid Services — National Health Expenditure Data; Frost & Sullivan. All numbers are valued as of March 31, 2025 Company Snapshot

INACCESSIBILITY COMPLICATED LACK OF TRANSPARENCY î Small business are under - represented due to a lack of insurance product solutions and lack of competition. î Traditional manual transaction procedures require long lead - time. 12 - 14 days Quoting Procedures x Self - funded health plans and stop - loss insurance products . x Lower cost and high value proposition . x Fast and user - friendly quoting platform . x About 2 mins bindable proposal presented that has 12 plans with 4 tier rates . x Design your own health plans and use them in seconds. x Always on with 24/7 transparency. x Unlimited access to data. x Seamless transaction and update from all participants. HIT Innovative Solutions ACCESSIBILITY UNCOMPLICATED TRANSPARENCY * Compared to fully insured that are community rated 5 Today’s Healthcare Market Challenges î Small business owners are unable to know the cost of services before seeking care . Today’s Healthcare Market Challenges for Small Business are Trends for Innovation

Brokers TPAs SMEs Carriers Brokers Patients Carriers Providers Providers TPAs SME/Patients • A primary exchange aimed to make healthcare plans competitive through direct contracts, eliminating intermediaries. • An AI empowered platform that underwrites and produce bindable insurance policies for about two minutes. Integrated Solution Workflow 04 03 02 01 Plan Design & Customization Underwriting & Risk Assessment Claims & Payment Management Provider Network Integration 6 MGUs 1 1. Managing general underwriter Our Exchange Provides End - to - End Healthcare and Insurance Solutions for Small Businesses

AI - Powered Innovation » Automates medical underwriting & broker quoting with machine learning. » Generates bindable quotes in ~2 minutes (vs. many competitors’ 2 - week process). » 80% of quotes are AI - generated, minimizing manual errors & delays. » AI - powered risk scoring & premium calculation ensure compliance with carrier guidelines. » Continuously improves accuracy through data - driven learning models. Our AI - powered platforms, eDIYBS and HI Card, leverage machine learning to enhance efficiency, accessibility, and security, enabling faster underwriting, lower costs, and greater operational efficiency. AI - Driven Underwriting & Risk Assessment AI - Powered Healthcare Data Platform » Single platform for medical records & claims management. 7 » AI streamlines claims processing, cost optimization, & transparency. » Enables real - time, secure access for patients, providers, & brokers.

self - funded benefits plan Reference - based Pricing Group Insurance Captive s Community Health Plans Association Health Programs • SMR is a program manager specializing in customized self - funded benefits plans for small businesses. • It designs health plans, selects networks, manages vendors, and sets up the benefits plan on the marketplace. • Licensed brokers can log in to the marketplace to select and sell self - funded benefits plans to small businesses. • Our offerings encompass reference - based pricing, group insurance captives, community health plans, and association health programs. • SMR collaborates with TPAs and licensed brokers to design health plans that meet the specific needs of the employers. Stone Mountain Risk - SMR 8

Contractual Relationship Stop loss Carriers • Stop - loss carriers are companies that provide stop - loss coverage plans for employers who self - fund their health benefit plans. • Stop - loss coverage provides protection against catastrophic or large claims, such as those arising from cancer care, premature births, organ transplants, and other resource - intensive health events. • It is a type of commercial insurance utilized by businesses that have opted to pay their employees health benefits out - of - pocket instead of using traditional group health insurance. • International Captive Exchange, LLC (“ICE”) is a MGU that handles underwriting and administrative tasks for stop loss carriers. • ICE helps small businesses self - fund their health claims, lowering risk pools and mitigating high - dollar medical claim risks. • ICE’s web - based SaaS platform, eDIYBS, medically underwrites employees and provides efficient quoting for small to medium - sized employers. • The eDIYBS platform integrates AI and machine learning, can reduce underwriting complexities and processing time to about two minutes, compared to the traditional manual quoting model which can take several days. Underwrite Modeling and Risk Management – ICE & eDIYBS 9

12 days Typical Quoting Procedure Bindable Proposal Presented 2 Minutes 4 Tiers AI Backed Technology and Process Simplification 12 Plans 1.Brokers gather health application 2.Brokers create insurance package 3.Underwriters produce manual quotes 4. Nurse reviews health applications 5. Underwriters finalize quote proposal 6. Brokers present bindable proposal Proprietary eDIYBS: Power on Efficiency 10

• HI Card simplifies healthcare management with a unified platform for medical records and claims, offering 24/7 access to patients, providers, brokers, and TPAs. • By partnering with hospitals nationwide, HI Card reduces corporate health insurance premiums through automation and self - funding mechanisms, cutting administrative costs and enhancing benefits. • The platform provides secure, instant access to health data, plan details, claims, and directories, all with a single login. Patient seeks care Patient logs into HI Card Portal prior to their doctor visit Patient checks in with HI Card Patient’s plan and eligibility is accessed by providers and administrators Providers update patient’s records and billing within 24 hours onto HI Card and share all the data with insurance carrier Patient simply pays a co - pay and receives care Payers process claims and submits a copy for HI Card Health Intelligence Card (HI Card): Power on Integration 11

HI Card’s HI Performance Network offers Medicare - based reimbursement pricing, with direct Medicare contracts across 50 states, 12,124 hospitals, and over 1.9 million providers 50 States 12,124 Hospitals* 1,988,611 Provider Locations All numbers above are valued as of March 31, 2025. Hospital number includes multiple locations 12 HI - Performance Network: Power on Savings

Recent Development 13

Recent Development & Business Highlights  Partnerships and Collaborations . On March 25 , 2025 , the Company announced a strategic collaboration with DialCare, a leading provider of telehealth and virtual care solutions . Through this partnership, DialCare’s virtual primary care, therapy, and psychiatry services will be integrated into Health In Tech’s self - funded health plan offerings . Members across the U . S . will gain on - demand access to licensed physicians, therapists and psychiatric providers via phone or video consultations . This collaboration further enhances the Company’s mission to deliver smarter, more accessible healthcare solutions for diverse populations .  Appointment of Sanjay Shrestha to Board of Directors . On April 10 , 2025 , the Company announced the appointment of Sanjay Shrestha to its Board of Directors . Mr . Shrestha brings extensive leadership experience in scaling platform - based businesses and driving growth across the energy and technology sectors . He currently serves as President of Plug Power, having joined the company in 2019 as Chief Strategy Officer . He has played a pivotal role in driving growth and expanding value for both customers and shareholders . As General Manager, he significantly broadened the company’s product portfolio and built out the Energy business to deliver end - to - end solutions — including electrolyzers, liquefiers, and cryogenic systems — while overseeing the development of Plug’s hydrogen production facilities . In addition to his operational expertise, Mr . Shrestha has strong capital market background, having served as a top - ranked renewables research analyst at Lazard Capital Markets and First Albany Capital . His appointment adds valuable industry and financial expertise to the Board and further strengthens Health In Tech’s strategic vision for long - term growth and market expansion 14

Financial Overview 15

Revenue Composition Revenues from underwriting modelling Revenues from Program HI Card: A flat fee per employee per month (PEPM) SMR: A flat fee per employee per month (PEPM) ICE: Fee as % of premiums received as the carrier Key Growth Driver The number of enrolled employees from employers purchased healthcare plan with stoploss medical insurance Revenue Composition and Key Growth Driver 16

$0.2 ($0.1) $0.7 Q1'24 Q4'24 Q1'25 $5.1 $4.9 $8.0 Q1'24 Q4'24 Revenues from underwriting modeling Q1'25 Revenues from fees Financial Highlights: Q1 2025 35% 65% 35% 65 % Total Revenues ($ in millions) Income before Income Tax ($ in millions) 29% 17 71%

For Three Months Ended March 31, 2025 2024 $498,592 $100,536 Net income (85,366) 140,688 Interest (income) expenses 135,983 134,787 Depreciation and amortization 185,831 91,198 Income tax expense 493,171 - Stock - based compensation expense 729,619 366,673 Total net adjustments $1,228,211 $467,209 Adjusted EBITDA Adjusted EBITDA: Q1 2025 $0.5 $0.5 $1.2 Q1'24 Q4'24 Q1'25 Adjusted EBITDA ($ in millions) % of Revenue 9% 18 15% 9%

$1.4 $7.8 $7.6 Mar'24 Dec'24 Mar'25 Cash & Accounts Receivable: March 2025 $1.6 $2.1 Mar'24 Dec'24 Mar'25 Cash And Cash Equivalents ($ in millions) Accounts Receivable ($ in millions) Sufficient cash reserves 19 28 days of AR days for Q1’25 $2.0

• “ Broker” or “insurance broker” is an intermediary who sells, solicits or negotiates insurance policies on behalf of a client for compensation. A broker typically acts on behalf of a client by negotiating with multiple insurers • “Carrier” refers to an insurance company or insurer that provides stop loss insurance. • “eDIYBS” refers to our Enhanced Do It Yourself Benefits System. Licensed brokers log in to this online platform to select vendors, networks, and stop loss insurance programs. The broker can design and sell the self - funded benefits plan to small employers • “MGU” refers to Managing General Underwriter and is an entity that performs underwriting and administrative functions on behalf of an insurance company. International Captive Exchange, LLC, a wholly - owned subsidiary of the Company (“ICE”) is an MGU. ICE is granted the authority by insurance carriers to underwrite policies, meaning ICE can assess risks, set premiums, and determine coverage terms within the guidelines provided by the carrier. • “Self - funded benefits plan” or “self - insured group health plan” is an insurance plan in which the employer assumes the financial risk for providing health care benefits to its employees. In practical terms, self - insured employers pay for each out - of - pocket claim as they are incurred instead of paying a fixed premium to an insurance carrier, which is known as a fully - insured plan. Typically, a self - insured employer will set up a special trust fund to earmark money (corporate and employee contributions) to pay incurred claims. • “Stop - loss insurance ” (also known as excess insurance) is a product that provides protection for self - funded employers by serving as a reimbursement mechanism for catastrophic claims exceeding pre - determined levels. • “Third - party administrator (TPA)” is a company that manages claims and administrative tasks for an employer’s self - funded employee benefits plan. TPAs are often the primary point of contact for employees. • “Small employers” refer to the small businesses with total employees ranging from 5 to 150 employees. Certain Terms and Definitions 20

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